UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 29, 2018

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 (Regulation FD Disclosure)

On March 29, 2018, IBM posted information on its Investor Relations website (www.ibm.com/investor/) providing a view of GAAP and operating results for 2016 and 2017 following IBM’s adoption of accounting guidance on pension reporting. Exhibits 99.1 and 99.2 of this Form 8-K contain the information that was posted on IBM’s Investor Relations website.  The information in this Item 7.01, including the corresponding Exhibit 99.1, is being furnished with the U.S. Securities and Exchange Commission (SEC) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (Exchange Act).  Exhibit 99.2 shall be deemed “filed” for purposes of Section 18 of the Exchange Act.

Presentation of Information

In an effort to provide additional and useful information regarding the company’s financial results and other financial information, as determined by generally accepted accounting principles (GAAP), these materials contain certain non-GAAP financial measures, which management believes provides useful information to investors. The rationale for management’s use of this non-GAAP information is included on pages 26 and 27 of the company’s 2017 Annual Report, which is Exhibit 13 to the Form 10-K, filed with the SEC on February 27, 2018. For reconciliation of the 2018 operating (non-GAAP) earnings per share, please refer to page 30 of the company’s 2017 Annual Report. For reconciliations of the company’s financial data for 2016 and 2017, please refer to Exhibit 99.2 of this Form 8-K.

Forward-Looking Statements

These materials may contain forward-looking statements under the Private Securities Litigation Reform Act of 1995, which statements involve numerous factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the company’s filings with the SEC. Copies are available from the SEC or from IBM’s web site (www.ibm.com).

Item 9.01 (Financial Statements and Exhibits)

(d) Exhibits

The following exhibit is being furnished as part of this report:

Exhibit No.	Description of Exhibit

99.1	IBM Adopts Accounting Guidance on Pension Reporting Change

The following exhibit is being filed as part of this report:

Exhibit No.	Description of Exhibit

99.2	2016 and 2017 Financial Data under the New Reporting Structure

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 29, 2018

	By:	/s/ Robert F. Del Bene
Robert F. Del Bene
Vice President and Controller